Exhibit 99.3

American Rebel Light Beer Salutes First Responders at Black Oak’s 25th Anniversary 9/11 Tribute Featuring Big & Rich, Craig Morgan and American Rebel CEO Andy Ross

Tuesday, 15 September 2026 02:40 PM

Topic:

Company Update

Big & Rich with Cowboy Troy, Craig Morgan, American Rebel (OTCID:AREB) CEO Andy Ross, and Jacob Smalley & The Morgan County Line united patriotic fans on September 11, 2026, to honor First Responders, remember the fallen and stand together for America.

A presenting sponsor of Black Oak Amphitheater - “Missouri’s Premier Outdoor Concert Venue!” - American Rebel Light Beer thanks the venue and its fans and rallies support for upcoming concerts and the road to 2027.

NASHVILLE, TN AND LAMPE, MO / ACCESS Newswire / September 15, 2026 / American Rebel Holdings, Inc. (OTCID:AREB), America’s Patriotic Brand™, today extended a heartfelt salute to America’s First Responders and a red-white-and-blue thank-you to Black Oak Mountain Amphitheater - “Missouri’s Premier Outdoor Concert Venue!” - following its September 11, 2026 concert commemorating the 25th anniversary of the September 11 attacks. Featuring Big & Rich with Cowboy Troy, Craig Morgan, Andy Ross, and Jacob Smalley & The Morgan County Line, the evening brought music and community together to remember the lives lost and honor the courage and sacrifice of those who answered the call.

American Rebel Light Beer is proud to be a presenting sponsor of Black Oak Amphitheater and to have been served to adult concertgoers throughout its 2026 season. From Memorial Day weekend to the September 11 tribute, the relationship has connected a proudly patriotic beer brand with a venue and audience that share its appreciation for great live music, community and love of country.

For American Rebel, the connection is unmistakable: great music, great beer and people who proudly love the USA. The Company encourages fans to carry that spirit forward by attending future Black Oak concerts, inviting friends, joining the Fan Club and helping spread the word.

American Rebel Light Beer, American Rebel CEO Andy Ross, Big & Rich, Craig Morgan and Patriotic Country Rock: A Night to Honor First Responders

Twenty-five years after the September 11 attacks, the occasion carried a meaning beyond the music. Black Oak brought its community together in remembrance of those who died, recognition of families whose lives were forever changed, and gratitude for First Responders and the men and women who continue to protect the nation.

In its public post-show Facebook message, Black Oak captured the spirit of the evening:

“Friday night was about more than great music. It was about coming together as a community to remember and honor September 11th and those whose lives were forever changed that day.”

“A huge THANK YOU to everyone who joined us for an unforgettable evening with Big & Rich, Craig Morgan, Andy Ross with American Rebel Beer, and Jacob Smalley & The Morgan County Line!”

The September 11 performance marked a return to Black Oak for Ross, whose patriotic country rock was also part of the venue’s May 24 Memorial Day weekend concert featuring Brantley Gilbert, Aaron Lewis and Payton Smith.

“Black Oak is our kind of place, and those fans are our kind of people,” said Andy Ross, Chief Executive Officer of American Rebel Holdings, Inc. “We brewed American Rebel Light for patriots who love this country and what it stands for. Being part of Memorial Day weekend and returning for this September 11 tribute was an honor. The music brought us together, but remembering the fallen and thanking our First Responders gave the night its meaning.”

Ross continued: “Black Oak doesn’t have to be the biggest to be one of the best. To us, it is one of the premier - and most patriotic - venues in the Midwest. The management, the staff and the fans are exactly the people we are proud to stand alongside. God bless our First Responders, God bless our military and God bless America.”

American Rebel Beer, Black Oak Amp & Andy Ross - 25th Anniversary 9/11 Concert

WATCH: Andy Ross Brings Patriotic Country Rock to Black Oak Amphitheater

Suggested video caption: Highlights from a night of live music, remembrance and American pride.

“Black Oak Amphitheater Is Back” - and American Rebel Light Beer Is Calling on Fans to Show Up and Drink a Rebel Light!

Black Oak’s message did more than thank the audience. It asked the community to help sustain the venue’s future:

“BLACK OAK AMPHITHEATER IS BACK IN BUSINESS - AND WE NEED YOUR SUPPORT!”

“Our new management team has invested an incredible amount of time, energy, and money into bringing Black Oak Amphitheater back and making it a venue that Southwest Missouri and the surrounding communities can be proud of.”

“But we can’t do it without YOU.”

“Every time you share our posts, tell your friends, buy a ticket, bring your family to a show, or spread the word about Black Oak Amphitheater, you’re helping us build the future of this incredible venue.”

American Rebel Light Beer proudly echoes that call. Patriotic fans of great music and great beer: get behind Black Oak. Make plans for an announced show. Invite someone who has never been. Share a favorite concert memory and help another music lover discover the venue. Guests 21 and older can make an American Rebel Light part of the evening wherever it is available.

Supporting live music means supporting the people who book the artists, prepare the grounds, welcome the fans and make the experience possible. A great stage needs a great audience. Be part of the next crowd that makes it happen.

The Fans Said It Best: “This One Hit It Out of the Park”

In public comments on Black Oak’s Facebook page, individual concertgoers described an experience that started before the main-stage performances and stayed with them after the music ended.

Rita Hobbs highlighted the welcome at the American Rebel Party Stage:

“It started right after passing through security and listening to the music provided at the American Rebel Party Stage.”

She also reflected on the tribute:

“The displays of patriotism for the 25th anniversary of the 9/11 attacks by each group blew me away as well as the remembrances and displays in between the different bands and a great fireworks display.”

Looking back on the season, Hobbs added:

“We have been to several shows out there this year and enjoyed them all, but this one hit it out of the park. Can’t wait to find out what you’ve got going for next year.”

Brittany Jo Maybee wrote:

“You all did an amazing job remembering 9/11. I can say from where we was sitting I was not the only one with tears rolling down my face.”

Karen McNellis Doelger also looked ahead:

“We saw 3 shows this year and we’re looking forward to next year.”

Doelger described Black Oak as “our favorite outdoor venue.” These individual reflections capture the connection American Rebel values: music that brings people together, occasions that mean something and a venue people want to visit again.

American Rebel Light Beer is a proud presenting sponsor of the Black Oak Amphitheater, Patriotic Black Oak fans shared their appreciation for a memorable evening of music and remembrance.

Missouri’s Premier Outdoor Concert Venue! More Shows, More Music and More Reasons to Return

Black Oak’s message made clear that its team is looking ahead:

“AND WE’RE JUST GETTING STARTED!

We’re already working on our 2027 CONCERT LINEUP, and we’re excited about what’s ahead!”

The venue outlined its ambitions in four emphatic lines:

“MORE SHOWS

MORE GREAT MUSIC

MORE REASONS TO COME TO BLACK OAK

A STRONGER FUTURE FOR THIS INCREDIBLE VENUE”

Fans do not have to wait for next year to support the venue. Black Oak’s published calendar lists ROCKtoberfest for Saturday, October 10, 2026, featuring Cody Parks & The Dirty South, Paralandra, Order of the Machine, and Whisper to Scream. Doors are scheduled for 5 p.m., with the show at 5:30 p.m. Fans should consult the official event listing for current details and ticket availability.

“Here’s our message to everyone who loves great music, great beer and this country: show up for Black Oak,” Ross said. “Buy a ticket to an upcoming concert. Bring your friends. Join the Fan Club and help spread the word. The people working to build something special there deserve our support - and the fans are what bring it to life.”

Join the Black Oak Fan Club - Make Your Next Concert a Black Oak Concert

Black Oak invited supporters to stay connected:

“Want to be the first to hear about upcoming shows, special announcements, exclusive updates, and all things Black Oak Amphitheater? Join our Fan Club today! Visit our website to sign up and become part of the Black Oak family.”

American Rebel encourages fans throughout Southwest Missouri and the surrounding region to follow Black Oak’s official announcements, register for the Fan Club and plan their next visit. Check each event’s arrival information, come early for scheduled pre-show entertainment and enjoy a night of music in the Ozarks near Table Rock Lake.

Upcoming concerts, tickets and Fan Club registration: www.blackoakamp.com

Official event listing: ROCKtoberfest - October 10, 2026

Follow Black Oak: Facebook.com/BlackOakAmp

Black Oak Amphitheater

1728 State Highway H, Lampe, Missouri 65681

Box Office: 417-202-7060

Box Office Hours: Monday-Friday, 10 a.m.-4 p.m., as listed in the venue’s announcement.

Black Oak also emphasized:

“ONLY purchase tickets through our official website or by calling our Box Office.”

American Rebel Light Beer is a Proud Presenting Sponsor of the Black Oak Amp. A Patriotic Audience. A Beer That Wears Its Values on the Can.

American Rebel Light Beer is built around a straightforward promise to its adult consumers: a great-tasting light beer and a proudly American identity. The brand puts its values right on the can:

“America’s Patriotic - God Fearing, Constitution Loving, National Anthem Singing, Stand Your Ground Beer.”

As a presenting sponsor, American Rebel Light Beer is proud to support Black Oak’s live-music experience. Its connection with the venue reflects the Company’s broader presence at concerts, motorsports events, football tailgates, community gatherings and prominent bars and entertainment establishments in its hometown of Nashville, Tennessee.

The Company has previously reported distribution agreements with more than 30 distribution partners across 18 states, supporting its efforts to make American Rebel Light Beer easier for consumers to find. The strategy pairs established wholesale relationships with retail support and in-person brand experiences. Geographic reach and distribution agreements are milestones, not a substitute for the day-to-day work of winning consumer trial and repeat purchases.

For American Rebel, Black Oak is a natural setting for that work: a venue with a passionate audience, memorable live entertainment and a shared appreciation for the USA.

Thank You, Black Oak: Honoring Our Heroes, Supporting Live Music and Standing Proud Together

Black Oak closed its post-show message with gratitude and an invitation:

“Thank you for believing in Black Oak, supporting live music, and being part of what we’re building. We can’t wait to see you in 2027!”

American Rebel extends its thanks to the venue’s management and staff, the performers who took the stage, and the fans who supported Black Oak and enjoyed American Rebel Light Beer this season. Above all, the Company joins the community in honoring the First Responders whose service and sacrifice were at the heart of the September 11 remembrance.

The Company looks forward to opportunities to return and encourages fans to support Black Oak’s announced events while watching for future programming.

Remember the fallen. Thank our First Responders. Share the memories. Support live music. Be there for Black Oak’s next great night.

BLACK OAK AMPHITHEATER - MISSOURI’S PREMIER OUTDOOR CONCERT VENUE!

AMERICAN REBEL LIGHT BEER - PROUD PRESENTING SPONSOR.

GREAT MUSIC. GREAT BEER. UNAPOLOGETIC AMERICAN PRIDE.

About American Rebel Light Beer

American Rebel Light Beer is a premium domestic light lager crafted for patriots who love their country and want crisp, clean, full-flavor refreshment with a lighter feel. American Rebel Light Beer celebrates freedom, Life, Liberty, and the pursuit of the American Dream - anchored by its signature brand statement:

“America’s Patriotic, God-Fearing, Constitution-Loving, National Anthem-Singing, Stand-Your-Ground Beer.”

Through distribution, retail and venue relationships, the brand connects with consumers who enjoy music, motorsports, community and the American spirit. American Rebel Light Beer celebrates life, liberty and the pursuit of the American Dream.

PUT A CAN IN YOUR HAND: A BETTER FOR YOU PREMIUM LIGHT LAGER BUILT TO WIN

American Rebel Light Beer is crafted for beer drinkers who want a crisp, clean, easy-drinking domestic light lager with a “better for you” profile, aligned with a brand that celebrates freedom and the American spirit. It’s the only BEER we’re DRINKIN’ ROUND HERE.

Calories: 110 per 12 oz

Carbs: 4g per 12 oz

ABV: 4.2%

Recipe: 100% all malt – no adjuncts, no corn syrups, no rice extracts

Process: Cold, extended fermentation for crisp taste and “brilliant” clarity

Brewed by: City Brewing Company, La Crosse, Wisconsin, in partnership with the AlcSource beverage innovation team

Since its launch in September 2024, American Rebel Light Beer has rolled out in 18 states - including Tennessee, Florida, North Carolina, Virginia, Ohio, Kentucky, Missouri, Indiana, Mississippi, Minnesota, Arkansas, Pennsylvania, Massachusetts, West Virginia, Iowa, Alabama, Connecticut, and Kansas - and continues to expand nationwide as America’s Patriotic, “better for you” light beer.

Headquartered in Nashville, Tennessee, American Rebel Light Beer is proudly served in leading honky-tonk establishments up and down Lower Broadway, bringing patriotic refreshment to the heart of Music City. The brand pursues a Distributor-First growth strategy, prioritizing strong partnerships with leading wholesalers to rapidly expand retail and on-premise availability and build nationwide momentum.

For more information, visit americanrebelbeer.com

Retail and Distribution Inquiries

Todd Porter, President, American Rebel Beverages

tporter@americanrebelbeer.com

About Black Oak Amphitheater

Black Oak Amphitheater, promoted as “Missouri’s Premier Outdoor Concert Venue!”, is an outdoor live-music destination in Lampe, Missouri, near Table Rock Lake. The venue hosts concerts and special events and offers a courtyard pre-show experience and VIP options. Fans can consult its official website for current event announcements, venue policies, ticket information and Fan Club registration.

About American Rebel Holdings, Inc.

American Rebel Holdings, Inc. (OTCID: AREB), America’s Patriotic Brand™, is a Nevada corporation headquartered in Nashville, Tennessee. Its portfolio includes American Rebel Light Beer, safes and security products, and patriotic branded merchandise and related marketing initiatives. Through American Rebel Beverages, Champion Safe and its other brand activities, the Company seeks to strengthen consumer relationships across its businesses.

Company information: www.americanrebel.com

Forward-Looking Statements and Additional Disclosures

This press release contains forward-looking statements under applicable U.S. federal securities laws, including, to the extent applicable, Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such statements address expectations, intentions, plans, strategies and future events rather than historical facts. Words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “continue,” “opportunity,” “potential” and similar expressions may identify them, but not all forward-looking statements use these words. Statutory safe-harbor protections are subject to conditions and exclusions; the Company invokes them only to the extent legally available.

Statements Covered and Underlying Assumptions

Forward-looking statements include expectations regarding future Black Oak events and 2027 programming; potential returns by Andy Ross or American Rebel; continuation or expansion of sponsorship and venue relationships; consumer attendance, engagement, trial and repeat purchases; the reach and effectiveness of performance videos, social-media sharing and promotional activities; distribution, retail and geographic expansion; product availability and demand; and anticipated effects on brand recognition, sales, cash flows, profitability or shareholder value. These statements assume, among other things, sufficient financing, continued cooperation by commercial partners, appropriate regulatory approvals, reliable supply and favorable consumer response. They are not guarantees, and actual results may differ materially.

Event, Sponsorship and Marketing Risks

Concerts and related activities can be affected by weather, safety concerns, artist availability, cancellations, postponements, venue operations, insurance, permitting, concession arrangements, ticket demand and changes in commercial priorities. Sponsorships and future appearances depend on applicable agreements, funding and performance by the parties. The disclosed 2026 presenting sponsorship does not establish exclusivity or a commitment for another season. This release does not announce a confirmed Andy Ross appearance or a separate American Rebel sponsorship commitment for ROCKtoberfest or any 2027 event. Black Oak’s stated 2027 plans are the venue’s plans, not a Company guarantee. Promotion, favorable coverage and event participation may not generate sufficient incremental sales to offset their costs.

Distribution, Production and Consumer Demand Risks

Expansion depends on distributor, retailer and concessionaire execution; product reorders; consumer preferences; competitive pricing and marketing; and the availability of working capital. Production and service depend on third-party brewing, packaging, storage and transportation arrangements, ingredient and packaging availability, quality control and timely delivery. Disruptions, recalls, product-liability claims or rising costs could impair results. Alcohol production, distribution, labeling, advertising, sponsorship, licensing, taxation and sales are subject to federal, state and local requirements. Changes in those requirements or failures to comply could restrict operations. The beer may not be offered at every show, concession point, retailer or location in a state referenced here. Past availability does not assure future availability, and a distribution agreement does not guarantee a purchase order or consumer sales.

The Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2026 identifies recurring losses, a working-capital deficit and substantial doubt about the Company’s ability to continue as a going concern. Funding for inventory, operations, marketing and sponsorship obligations remains subject to access to capital and operating performance. Financing may be unavailable or available only on unfavorable terms. Inadequate funding could require reductions or delays in operations and growth initiatives.

Issuances of common stock, preferred-stock or debt conversions, warrant or option exercises, equity compensation and settlements may materially dilute existing stockholders. Variable-price conversion terms can increase the number of shares issued when market prices decline. Other material risks include debt service, repayment premiums and covenant compliance; creditor remedies, litigation and settlement obligations; execution of operating consolidations; internal-control deficiencies; reporting and accounting compliance; reliance on key personnel; protection of intellectual property; and costs of public-company operations. These risks can affect the Company as a whole regardless of the performance of a particular sponsorship or beer promotion.

The Company’s common stock is quoted on the OTCID market under the symbol AREB and is not listed on a national securities exchange. OTC quotation may involve limited liquidity, significant volatility, wider bid-ask spreads and brokerage or trading restrictions. Continued quotation, access to a particular market tier or future exchange listing is not assured. Investors could lose some or all of their investment.

OTC Markets tier, profile and other designations, including any displayed Company Verified Profile, Penny Stock Exempt or Stock Promotion designation, are subject to change. They should not be interpreted as a recommendation, regulatory approval, assurance of investment merit, guarantee of liquidity or value, or assurance of continued trading status. A displayed label does not by itself establish that every legal exemption or statutory safe harbor applies. Readers should consult the current OTC Markets profile and the Company’s SEC filings rather than rely on a historical designation or share-count snapshot.

Historical Metrics, Fan Comments and Third-Party Information

References to distribution relationships and state coverage describe previously reported milestones, not an assertion of uniform current availability, active sales in every territory, guaranteed reorders or future revenue. No revenue, earnings, return-on-investment or share-price forecast is provided. Quoted fan comments are selected individual reactions to a particular concert or venue; they are not a representative survey, verified reviews of the beer or evidence of Company financial performance. Venue statements about management investment, community support and future programming are attributed to Black Oak and are not independently audited statements about its finances. Descriptions such as “premier” express promotional positioning, not an independently established ranking.

Sponsorship, Performer Names and Media

Except for the expressly described Black Oak sponsorship and Andy Ross’s role with the Company, references to performers, fans, First Responders, military personnel and other third parties do not imply that they endorse American Rebel products or securities or have a separate commercial relationship with the Company. Third-party names, trademarks and logos remain the property of their owners. Photographs and performance highlights depict selected moments and do not establish attendance totals, sales results or future commitments. Use of media and quotations is subject to applicable permissions and rights.

No Securities Offer; SEC Filings; No Obligation to Update

This release is a corporate and consumer-brand communication, not an offer to sell or a solicitation of an offer to buy securities. Any separate offering by the Company or an affiliate must be evaluated under its applicable offering documents, issuer identity, terms, risks and legal requirements. Statements about a beer brand or event are not a substitute for securities disclosures. Neither the SEC nor any other regulator has approved or endorsed the Company’s securities, business prospects or the merits of this release.

The risks described above are not exhaustive. Readers should review the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, its Quarterly Report on Form 10-Q for the period ended June 30, 2026, and subsequent reports and amendments filed with the SEC, including risk factors, liquidity, going-concern, legal-proceeding and internal-control disclosures. Forward-looking statements speak only as of this release’s date. The Company undertakes no obligation to update them for subsequent events or changed expectations except as required by law. Readers should not place undue reliance on forward-looking statements.

American Rebel Light Beer is intended for adults 21 and older. Please enjoy responsibly, do not drink and drive, and arrange a safe ride home.

Investor Relations and Media

American Rebel Holdings, Inc.

info@americanrebel.com

SOURCE: American Rebel Holdings, Inc.